SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006

                            Pathfinder Bancorp, Inc.
          -------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

       Federal                        000-23601                  16-1540137
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 (State or other jurisdiction     (Commission File No.        (I.R.S. Employer
                                    of incorporation)        Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                 --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM  2.02.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On February 7, 2006 Pathfinder Bancorp, Inc. issued a press release disclosing fourth quarter 2005, and year-end December 31, 2005 financial results. A copy of the press release is included as Exhibit 99.1 to this report.

The information in Item 2.02 to this Form 8-K and Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except shall be expressly set forth by specific in such filing.

ITEM  9.01.     FINANCIAL  STATEMENT  AND  EXHIBITS

(c) The following exhibit is furnished (but not filed) as part of the this Form 8-K.

Exhibit  No.                         Description
------------     ---------------------------------------------------
99.1             Earnings Release of Pathfinder Bancorp, Inc. dated
                 February 7, 2006



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            PATHFINDER BANCORP, INC.


Date:  February 7, 2006     By:  /s/ Thomas W. Schneider
                                 -------------------------------------
                                 Thomas W. Schneider
                                 President and Chief Executive Officer



EXHBIT INDEX
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Earning release dated February 7, 2006 announcing December 31, 2005 earnings.